UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 27, 2007
Federal-Mogul Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-52986	20-8350090

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26555 Northwestern Highway, Southfield, Michigan	48033

(Address of principal executive offices)	(Zip Code)
(248) 354-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On December 27, 2007, Federal-Mogul Corporation, a Michigan corporation (the “Company”) consummated its reorganization through a series of transactions contemplated by the Fourth Amended Joint Plan of Reorganization (the “Plan”) which, as previously reported, was approved by the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) on November 8, 2007. On December 27, 2007, the Company filed with the Bankruptcy Court a Notice of Effective Date of the Plan and Bar Date for Certain Claims (the “Notice”) announcing the effectiveness of the Plan. The Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Notice of Effective Date of the Fourth Amended Joint Plan of Reorganization and Bar Date for Certain Claims.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Federal-Mogul Corporation
(Registrant)

Date: December 27, 2007	By:	/s/ Robert L. Katz Robert L. Katz
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Effective Date of the Fourth Amended Joint Plan of Reorganization and Bar Date for Certain Claims.